UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date Of Report (Date Of Earliest Event Reported): 2/25/05

                        American Campus Communities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32265

                     MD                                      760753089
      (State or Other Jurisdiction Of                    (I.R.S. Employer
       Incorporation or Organization)                    Identification No.)

                         805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)

                                  512-732-1000
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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                       Items to be Included in this Report

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Item 7.01 - Regulation FD

     On February 25, 2005, American Campus Communities, Inc. announced that it has signed a contract to acquire The Exchange at Gainesville, a student housing community located in close proximity to the University of Florida campus in Gainesville, Florida. The property contains approximately 1,044 beds and has a purchase price of approximately $47.5 million. The acquisition is expected to be completed by the end of the 2005 first quarter.

     Looking forward to its 2004 earnings news release to be distributed Mar. 1, 2005 and its analyst conference call scheduled on Mar. 2, 2005, the company said that it will be narrowing the 2005 guidance range previously provided for Funds from Operations Modified to reflect the operational performance of on-campus participating properties (FFOM), and lowering earnings guidance previously provided for Funds from Operations (FFO) for the year ended December 31, 2005, in part due to the sale of the San Bernardino project and the delay in closing the acquisition of the Florida portfolio of five properties, which closed in February 2005.

     The press release is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                  Signature(s)

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                           American Campus Communities, Inc.


                                           By: /s/ Mark J. Hager
Date: February 25, 2005                        ---------------------------------
                                                   Mark J. Hager
                                               Executive Vice President, Chief
                                               Financial and Accounting Officer
                                               and Treasurer



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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

 EX-99.1       Press Release Dated February 25, 2005.